DEBTOR:  BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS   ACCRUAL BASIS-1

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING OCTOBER , 1999

===================================================================================================================================
                                                                    Document               Previously             Explanation
      Required attachments                                          Attached               Submitted                Attached
      1.  Tax Receipts                                                 ( )                    ( )                     (X)

      2.  Bank Statements                                              (X)                    ( )                     ( )

      3.  Most recently filed                                          ( )                    (X)                     ( )
           Income Tax Return

      4.  Most recent Annual Financial                                 ( )                    (X)                     ( )
           Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Larry Smith                                              Controller
----------------------------------------------        ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE


Larry Smith                                                   11/19/99
----------------------------------------------        ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE


PREPARER:


/s/ Clifton Franklin                                         Acctg Mgr.
----------------------------------------------        ------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE


Clifton Franklin                                              11/19/99
----------------------------------------------        ------------------------
PRINTED NAME OF PREPARER                                         DATE


           All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-2

                            COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                       THIRD QUARTER

----------------------------------------------------------------------------------------------------------------
     ASSETS - SEE EXHIBIT 1                                  MONTH                MONTH               MONTH
                                                   -------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
1. CASH
----------------------------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------
3. INVENTORY
----------------------------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE
----------------------------------------------------------------------------------------------------------------
5. PREPAID EXPENSES
----------------------------------------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS
================================================================================================================
8. PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------------------------------
9. LESS ACCUMULATED
   DEPRECIATION/DEPLETION
----------------------------------------------------------------------------------------------------------------
10. NET PROPERTY, PLANT &
    EQUIPMENT
----------------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS
================================================================================================================
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------
19. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
    LIABILITIES
================================================================================================================
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
23. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT
----------------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT
----------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES
================================================================================================================
EQUITY
----------------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
================================================================================================================
31. TOTAL EQUITY (DEFECIT)
================================================================================================================
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
================================================================================================================

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-3

                                INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                      THIRD QUARTER

--------------------------------------------------------------------------------------------------------------------
REVENUES - SEE EXHIBIT 2                                  MONTH                 MONTH                MONTH

--------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES
--------------------------------------------------------------------------------------------------------------------
2.  LESS:  RETURNS & DISCOUNTS
====================================================================================================================
3.  NET REVENUE
--------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
4.  BEGINNING INVENTORY
--------------------------------------------------------------------------------------------------------------------
5.  ADD:  PURCHASES
--------------------------------------------------------------------------------------------------------------------
6.  LESS:  ENDING INVENTORY
--------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD
====================================================================================================================
8.  GROSS PROFIT
--------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION
--------------------------------------------------------------------------------------------------------------------
10. DIRECT LABOR/SALARIES
--------------------------------------------------------------------------------------------------------------------
11. PAYROLL TAXES
--------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE EXPENSE
--------------------------------------------------------------------------------------------------------------------
13. INSURANCE
--------------------------------------------------------------------------------------------------------------------
14. DEPRECIATION/DEPLETION/AMORTIZATION
--------------------------------------------------------------------------------------------------------------------
15. GENERAL & ADMINISTRATIVE
====================================================================================================================
16. OTHER (ATTACH LIST)
====================================================================================================================
17. TOTAL OPERATING EXPENSE
====================================================================================================================
18. OPERATING INCOME
--------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------
19. OTHER INCOME (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
20. OTHER EXPENSES (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
21. INTEREST EXPENSE
--------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
====================================================================================================================
23. NET OTHER INCOME & EXPENSES
====================================================================================================================
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
24. PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES
--------------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
====================================================================================================================
27. TOTAL REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
28. INCOME TAX
====================================================================================================================
29. NET PROFIT (LOSS)
====================================================================================================================

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-4

                                                                 BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                     ACCOUNT NO.:
                                                                 ACCOUNT TYPE:

----------------------------------------------------------------------------------------------------------------------------
 CASH RECEIPTS AND                                                   MONTH                MONTH                MONTH
 DISBURSEMENTS - SEE EXHIBIT 3                             -----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 1.  CASH-BEGINNING OF MONTH
----------------------------------------------------------------------------------------------------------------------------
                                                          RECEIPTS
----------------------------------------------------------------------------------------------------------------------------
 2.  CASH SALES
----------------------------------------------------------------------------------------------------------------------------
 3.  COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------
 4.  LOANS & ADVANCES (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
 4.  SALE OF ASSETS
----------------------------------------------------------------------------------------------------------------------------
 6.  OTHER (ATTACH LIST)
============================================================================================================================
 7.  TOTAL RECEIPTS
============================================================================================================================
 8.  TOTAL CASH AVAILABLE
============================================================================================================================
                                                 CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------
      CHECK
     NUMBER            DATE                             PAYEE                            PURPOSE              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS FROM BANK ACCOUNT
                ------------------------------------------------------------------------------------------------------------
                 END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)
----------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-5

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4
------------------------------------------------------------------------------------------------------------------------------
                                     0 - 30 days old
                --------------------------------------------------------------------------------------------------------------
                                     31 - 60 days old
                --------------------------------------------------------------------------------------------------------------
                                     61 - 90 days old
                --------------------------------------------------------------------------------------------------------------
                                     91+ days old
                --------------------------------------------------------------------------------------------------------------
                                     TOTAL ACCOUNTS RECEIVABLE
                --------------------------------------------------------------------------------------------------------------
                                     AMOUNTS CONSIDERED UNCOLLECTIBLE
                --------------------------------------------------------------------------------------------------------------
                                     ACCOUNTS RECEIVABLE (NET)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
------------------------------------------------------------------------------------------------------------------------------
                                            0-30              31-60             61-90               91+
                                            DAYS              DAYS              DAYS               DAYS               TOTAL
------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS PAYABLE
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 STATUS OF POST PETITION TAXES - SEE EXHIBIT 6
------------------------------------------------------------------------------------------------------------------------------
                           BEGINNING              WITHHELD                   ENDING
                              TAX                 AND/OR        AMOUNT        TAX                 DELINQUENT
                           LIABILITY*             ACCRUED        PAID       LIABILITY                TAXES
==============================================================================================================================
 FEDERAL
------------------------------------------------------------------------------------------------------------------------------
 WITHHOLDING**
------------------------------------------------------------------------------------------------------------------------------
 FICA-EMPLOYEE**
------------------------------------------------------------------------------------------------------------------------------
 FICA-EMPLOYER**
------------------------------------------------------------------------------------------------------------------------------
 UNEMPLOYMENT
------------------------------------------------------------------------------------------------------------------------------
 INCOME
------------------------------------------------------------------------------------------------------------------------------
 OTHER (ATTACH LIST)
==============================================================================================================================
 TOTAL FEDERAL TAXES
==============================================================================================================================
 STATE AND LOCAL
==============================================================================================================================
 WITHHOLDING
------------------------------------------------------------------------------------------------------------------------------
 SALES
------------------------------------------------------------------------------------------------------------------------------
 EXCISE
------------------------------------------------------------------------------------------------------------------------------
 UNEMPLOYMENT
------------------------------------------------------------------------------------------------------------------------------
 REAL PROPERTY
------------------------------------------------------------------------------------------------------------------------------
 PERSONAL PROPERTY
------------------------------------------------------------------------------------------------------------------------------
 OTHER (ATTACH LIST)
==============================================================================================================================
 TOTAL STATE AND LOCAL
==============================================================================================================================
 TOTAL TAXES
==============================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-6

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                                    MONTH:
--------------------------------------------------------------------
BANK RECONCILIATION - SEE EXHIBIT 7
                                                                        ACCOUNT #1       ACCOUNT #2       ACCOUNT #3
------------------------------------------------------------------------------------------------------------------------------
 A.  BANK:
                                                                   -----------------------------------------------------------
 B.  ACCOUNT NUMBER:                                                                                                   TOTAL
                                                                   -----------------------------------------------------------
                                                                   -----------------------------------------------------------
 C.  PURPOSE (TYPE):
------------------------------------------------------------------------------------------------------------------------------
 1.  BALANCE PER BANK STATEMENT
------------------------------------------------------------------------------------------------------------------------------
 2.  ADD:  TOTAL DEPOSITS NOT CREDITED
------------------------------------------------------------------------------------------------------------------------------
 3.  SUBTRACT:  OUTSTANDING CHECKS
------------------------------------------------------------------------------------------------------------------------------
 4.  OTHER RECONCILING ITEMS (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------
 5.  MONTH END BALANCE PER BOOKS
==============================================================================================================================
 6.  NUMBER OF LAST CHECK WRITTEN
==============================================================================================================================


     --------------------------------------------------------------------
     INVESTMENT ACCOUNTS

     ------------------------------------------------------------------------------------------------------------------------------
                                      DATE OF                 TYPE OF             PURCHASE              CURRENT
      BANK ACCOUNT NAME & NUMBER     PURCHASE               INSTRUMENT              PRICE                VALUE
      7.
     ------------------------------------------------------------------------------------------------------------------------------
      8.
     ------------------------------------------------------------------------------------------------------------------------------
      9.
     ------------------------------------------------------------------------------------------------------------------------------
      10.
     ------------------------------------------------------------------------------------------------------------------------------
      11. TOTAL INVESTMENTS
     ------------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------
     CASH

     ------------------------------------------------------------------------------------------------------------------------------
      12. CURRENCY ON HAND
     ------------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------------------
      13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)
     ------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-7

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

--------------------------------------------------------------------------------
                      PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------
                                                INSIDERS - SEE EXHIBIT 8
----------------------------------------------------------------------------------------------------------     CUMULATIVE
                                                                             TYPE OF           AMOUNT            UNPAID
              NAME                                     POSITION              PAYMENT            PAID            BALANCE
------------------------------------------------------------------------------------------------------------------------------
 1.
------------------------------------------------------------------------------------------------------------------------------
 2.
------------------------------------------------------------------------------------------------------------------------------
 3.
------------------------------------------------------------------------------------------------------------------------------
 4.
------------------------------------------------------------------------------------------------------------------------------
 5.
------------------------------------------------------------------------------------------------------------------------------
 6. TOTAL PAYMENTS TO INSIDERS
==============================================================================================================================
------------------------------------------------------------------------------------------------------------------------------
                                                       PROFESSIONALS - SEE EXHIBIT 9
------------------------------------------------------------------------------------------------------------------------------
                               TYPE                  DATE OF COURT
                                OF                 ORDER AUTHORIZING          AMOUNT           AMOUNT          TOTAL PAID
              NAME         PROFESSIONAL                 PAYMENT              APPROVED           PAID            TO DATE
------------------------------------------------------------------------------------------------------------------------------
 1.
------------------------------------------------------------------------------------------------------------------------------
 2.
------------------------------------------------------------------------------------------------------------------------------
 3.
------------------------------------------------------------------------------------------------------------------------------
 4.
------------------------------------------------------------------------------------------------------------------------------
 5.
------------------------------------------------------------------------------------------------------------------------------
 6. TOTAL PAYMENTS TO PROFESSIONALS
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
 ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULED             AMOUNTS
                                                                    MONTHLY                PAID                      TOTAL
                                                                   PAYMENTS               DURING                    UNPAID
 NAME OF CREDITOR                                                     DUE                 MONTH                  POSTPETITION
------------------------------------------------------------------------------------------------------------------------------
                THE DEBTOR MADE NO ADEQUATE PROTECTION

                       PAYMENTS IN August, 1999.


------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-8

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-----------------------------------------------------------------------------------------------------------------------------
 QUESTIONNAIRE
                                                                                                               YES         NO
-----------------------------------------------------------------------------------------------------------------------------
  1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
     THIS REPORTING PERIOD?                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
  2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
     ACCOUNT?                                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------
  3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                X
-----------------------------------------------------------------------------------------------------------------------------
  4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                             X (a)
-----------------------------------------------------------------------------------------------------------------------------
  5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                   X (b)
-----------------------------------------------------------------------------------------------------------------------------
  6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                          X
-----------------------------------------------------------------------------------------------------------------------------
  7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                          X
-----------------------------------------------------------------------------------------------------------------------------
  8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
  9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                            X
-----------------------------------------------------------------------------------------------------------------------------
 10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                            X
-----------------------------------------------------------------------------------------------------------------------------
 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                        X (c)
-----------------------------------------------------------------------------------------------------------------------------
 12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                       X
-----------------------------------------------------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
 EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

 (a) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders.  Only pre-petition payments so authorized have been made and reported in accordance with such orders.
-----------------------------------------------------------------------------------------------------------------------------
 (b) Loans received in accordance with Debtor-In-Possession Financing
 Agreement. Approved by the Court.
 -----------------------------------------------------------------------------------------------------------------------------
 (c) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 INSURANCE                                                                                                 YES           NO
-----------------------------------------------------------------------------------------------------------------------------
  1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                   X
-----------------------------------------------------------------------------------------------------------------------------
  2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
  3. PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                  INSURANCE POLICIES - SEE EXHIBIT 10
-----------------------------------------------------------------------------------------------------------------------------
                 TYPE OF                                                                                       PAYMENT AMOUNT
                 POLICY                               CARRIER                      PERIOD COVERED                 & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-9

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

------------------------------------------------------------------------------------------------------------------------------
                                                            PERSONNEL

------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FULL/PART TIME
------------------------------------------------------------------------------------------------------------------------------
 1.  Total number of employees at beginning of period                                                            69
------------------------------------------------------------------------------------------------------------------------------
 2.  Number of employees hired during the period                                                                  3
------------------------------------------------------------------------------------------------------------------------------
 3.  Number of employees terminated or resigned during the period                                                 0
------------------------------------------------------------------------------------------------------------------------------
 4.  Total number of employees on payroll at end of period                                                       72
==============================================================================================================================

-----------------------------------------------------------------------------
                              CHANGE OF ADDRESS
 1705 KATY ROAD
 HOUSTON, TEXAS 77024
 713-868-8100


-----------------------------------------------------------------------------

 If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

 DATE OF CHANGE:__September 30, 1999________________________

 NEW ADDRESS:

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED INCOME STATEMENT - UNAUDITED
                             AS OF OCTOBER 31, 1999
                                    ($000's)

Current Assets:
              Petty cash                                                                    $     1
              Cash in bank                                                                    1,082
              Accounts receivable                                                              1950
              Receivable from sale of
                          discontinued operations                                                 -
              Inventories                                                                     1,019
              Prepaid expenses and other assets                                                  17
                                                                                       -------------
              Current assets                                                                  4,069

Plant and Equipment, net                                                                      3,225

Other Assets:
              Goodwill                                                                            -
              Design costs                                                                        -
              Retail assets held for sale                                                         -
              Debt acquisition costs                                                          1,096
              Debt restructuring costs
              Prepaid promotional expenses                                                        -
              Other assets                                                                      102
                                                                                       -------------
              Total assets                                                                  $ 8,492
                                                                                       =============

Current Liabilities:
              Accounts payable (post-petition)                                                $ 738
              Accrued expenses (post-petition)                                                  268
              Term loan note                                                                      -
              Revolving loan                                                                      -
                                                                                       -------------
              Current liabilities                                                             1,006

Long Term Liabilities:
              Long-term debt (pre-petition)                                                  12,319

Liabilities Subject to Compromise:
              Current maturities of long term debt and capital lease (pre-petition)               9
              Accounts payable (pre-petition)                                                 5,893
              Accrued expenses (pre-petition)                                                 1,546
              Accrued loss on future purchase commitments (pre-petition)                          -
              Allowance for operating losses of discontinued segment (pre-petition)           1,828
                                                                                       -------------
              Liabilities subject to compromise                                               9,276

Minority interests                                                                               50

Shareholders' Equity:
              Common stock                                                                        1
              Additional paid-in capital                                                    151,693
              Accumulated deficit in earnings                                              (165,403)
              Treasury stock                                                                   (450)
                                                                                       -------------
              Total Shareholders' Equity                                                    (14,159)

                                                                                       -------------
              Total Liabilities and Shareholders' Equity                                    $ 8,492
                                                                                       =============

                                    Exhibit 1

            BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  CONSOLIDATED INCOME STATEMENT - UNAUDITED
                           AS OF OCTOBER 31, 1999
                                  ($000'S)

Sales                                                                                 $ 954
Cost of goods sold                                                                      753    (1)
                                                                             ---------------
Gross profit                                                                            201

Operating expenses
     Customer                                                                             -
     Sales                                                                                5
     Distribution                                                                         6
     Marketing                                                                            1
     General administrative                                                             358    (2)  (3)
     MIS administrative                                                                  45    (4)
                                                                             ---------------
     Total operating expenses                                                           415

Operating income (loss)                                                                (214)

(Gain) loss on sale of assets                                                             -
Interest expense                                                                          -
(Gain) loss on purchase commitments                                                       -
Other (income) expense

                                                                             ---------------
Net income (loss)                                                                    $ (214)
                                                                             ===============

NOTES:

     ( 1 )  Includes Depreciation of $93K
     ( 2 )  Includes Legal Expenses of $100K
     ( 3 ) Jablum A/R Other of $154K appears to be uncollectable and unrecoverable. This deposit was recorded in 1998.
            The write off of these losses were previously taken to G & A ( 4 ) Includes Depreciation of IS Computer System of $21K

                                   Exhibit 2

            BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                     FOR THE MONTH ENDED OCTOBER 31, 1999
                                   ($000's)

                                                                          ==============
                                                                             9/30/99
                                                                            10/31/99
                                                                          ==============
RECEIPTS:
     Lockbox                                                                    $     -
     Other                                                                        1,280
                                                                          --------------
                                                                                  1,280
DISBURSEMENTS:
     Green Coffee                                                                     -
     Packaging & Flavoring                                                          188
     Payroll & Benefits                                                             485
     Plant Overhead                                                                 207
     Customer Expenses
     Distribution Costs                                                              13
     Sales Costs                                                                      -
     Marketing                                                                        -
     Management Info. Systems                                                        15
     Administrative                                                                  33
     Professional Fees                                                              201
     Interest Expense & Bank Fees                                                     -
     Slotting Fees
     Capital Expenditures                                                            48
     Property Taxes                                                                 131
     Other                                                                            -
     Other - Return of Customer Payment to P & G
                                                                          --------------
         Total Disbursements                                                      1,321

Net Cash Flow                                                                       (41)
                                                                                      -
                                                                                      -
                                                                          --------------
Net Cash Flow                                                                       (41)
Beginning Cash                                                                      424
                                                                          --------------
     Ending Cash Before Float                                                       383
     Outstanding Check Float                                                        699
     Deposits Not Credited                                                            -
                                                                          --------------
Cash Ledger Balance per Bank                                                    $ 1,082
                                                                          ==============

                                   Exhibit 3

            BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                        AGING OF ACCOUNTS RECEIVABLE
                           AS OF OCTOBER 31, 1999
                                  ($000'S)

                                 Past Due
                --------------------------                       Allowance for          Net
                30 - 60   60 - 90  Over 90   Total Accounts     Returns and Bad       Accounts
0 - 30 Days(a)   Days      Days      (a)       Receivable           Debts            Receivable
--------------   ----      ----      ---       ----------           -----            ----------
    $ 762        $ 498     $ 150    $ 111        $1,521                                $ 1,521

                                          Cash sales 6K billed in April                $    10
                                          A/R Other - Rebilling                        $    48
                                          Accrued P&G Sales   - Current                $   200
                                          A/R Coffee Broker  Over 180 Past due         $   171
                                                                                       -------
                                                      Total A/R                        $ 1,950
                                                                                       =======















                                   Exhibit 4

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                             AS OF OCTOBER 31, 1999
                                    ($000's)

                                                                          TOTAL
                                                                        ACCOUNTS
      0-30 DAYS          31-60 DAYS     61-90 DAYS     91+ DAYS(B)       PAYABLE
      ---------          ----------     ----------     -----------       -------
      $     120            $ (43)         $ (19)         $ (16)               $42

 Outstanding Checks, Wells Fargo Account No. 337788970                        145
 Outstanding Checks, Wells Fargo Account No. 337789424                        393
 Outstanding Checks, Wells Fargo Account No. 4595852287                        26
 Outstanding Checks, FUNB Account No. 2155300194336                           132
                                                                     -------------
 Total Accounts Payable                                                      $738
                                                                     =============

 Notes:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received. (includes est.)
(b) Amounts over 90 days consist primarily of 20% holdback on professional fees.

















                                    Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                         STATUS OF POST-PETITION TAXES
                             AS OF OCTOBER 31, 1999
                                    ($000's)

                                                              AMOUNT
                                            BEGINNING      WITHHELD OR    AMOUNT        ENDING TAX      DELINQUENT
                                          TAX LIABILITY      ACCRUED       PAID          LIABILITY         TAXES
                                          -------------      -------       ----          ---------         -----
FEDERAL
Withholding (a)                              $    -          $ 67.6        $67.6            $ -            $ -
Unemployment (a)                                  -               -            -              -              -
                                   ----------------------------------------------------------------------------

     TOTAL FEDERAL                                -            67.6         67.6              -              -

STATE
Withholding (a)                                26.0               -          1.1           24.9              -
Unemployment (a)                                0.1               -            -            0.1              -
Income                                          2.3               -            -            2.3              -
Property                                      247.7               -         65.1          182.6              -
Sales                                          77.2               -          0.3           76.9              -
Franchise (b)                                 128.2               -            -          128.2              -
                                   ----------------------------------------------------------------------------

     TOTAL STATE AND LOCAL                    481.5               -         66.4          415.1              -

                                   ----------------------------------------------------------------------------
     TOTAL TAXES                            $ 481.5          $ 67.6       $134.0        $ 415.1            $ -
                                   ============================================================================

Notes:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.





                                   Exhibit 6

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                             AS OF OCTOBER 31, 1999
                                     ($000's)

                                        --------------------------------------------------------------------------
                                          ACCOUNT #1   ACCOUNT #2    ACCOUNT # 3      ACCOUNT #4    ACCOUNT #5
------------------------------------------------------------------------------------------------------------------
A.  BANK:                                    FUNB        CHASE          CHASE            FUNB          FUNB
                                        --------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                     2000000482626  066-611121   312-7934031-66  2079900003505  2155300194336
                                        --------------------------------------------------------------------------
C.  PURPOSE (TYPE):                       DEPOSITORY   DEPOSITORY      CHECKING        CHECKING       PAYROLL
------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT               $ -          $ -             $ -             $ -          $ 145.3
------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED         0.0          0.0             0.0             0.0              0.0
------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS             0.0          0.0             0.0             0.0           (132.1)
------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                  0.0          0.0             0.0             0.0              0.0
------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS              $ -          $ -             $ -             $ -           $ 13.2
------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------














                                     ---------------------------------------------------------------------------------
                                      ACCOUNT #6          ACCOUNT #7         ACCOUNT #8     ACCOUNT #9   ACCOUNT #10
----------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                 FUNB           WELLS FARGO        WELLS FARGO    WELLS FARGO    WELLS FARGO
                                     ---------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                  2090000011450      2090000011450        337788970      337789424     4595852287       TOTAL
                                     ---------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                   DEPOSITORY          337789002           CHECKING       CHECKING      PAYROLL
----------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                $ -              $ 0.5            $ 627.5        $ 264.7      $43.6        $1,081.5
----------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED          0.0                0.0                0.0            0.0        0.0        $      -
----------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS              0.0                0.0             (145.3)        (393.5)     (28.0)       $ (698.9)
----------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                   0.0                0.0                                          0.0        $      -
----------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS               $ -              $ 0.5            $ 482.2       $ (128.9)     $15.6        $  382.6
----------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------------------------------------
                                     Outstanding Checks, Chase 312-7934031-66                                                   -
                                     ---------------------------------------------------------------------------------------------
                                     Outstanding Checks, FUNB 2155300194336                                                 132.1
                                     ---------------------------------------------------------------------------------------------
                                     Outstanding Checks, WF 4595852287                                                       28.0
                                     ---------------------------------------------------------------------------------------------
                                     Outstanding Checks, WF 337788970                                                       145.3
                                     ---------------------------------------------------------------------------------------------
                                     Outstanding Checks, WF 337789424                                                       393.5
                                     ---------------------------------------------------------------------------------------------
                                     Month End Balance Per Bank                                                          $1,081.5
                                     ---------------------------------------------------------------------------------------------




                                   Exhibit 7

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            DISTRIBUTIONS TO INSIDERS
                                OCTOBER 31, 1999

                                    Director's                                    Other                                   Total
                     Salary (a)        Fees          Bonus      Severance     Expense (b)       Auto        401(K)       Payments
                    ------------       -----         -----      ---------     -----------       ----        ------       --------
OFFICERS:
Bilmes, Barry         13,942              -             -             -             84             -            209       14,235
Pennington, Linda     15,615              -             -             -              -             -          1,071       16,686

                    ------------------------------------------------------------------------------------------------------------
                    $ 29,557            $ -           $ -           $ -           $ 84           $ -        $ 1,280      $30,921
                    ============================================================================================================

Notes:
(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.
(b) Meals, travel expenses, etc.












                                   Exhibit 8

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          PAYMENTS TO PROFESSIONALS (A)
                      FOR THE MONTH ENDING OCTOBER 31, 1999

                          NAME                                             TOTAL
                          ----                                             -----
Weil, Gotshal & Manges, LLP                                                 $ 41

Bernard A. Katz                                                             $ 50

White & Case, LLP                                                           $ 50

Brownstein, Hyatt, Farber & Strickland, P.C.                                $ 33

Richard, Layton & Finger, P.A.                                              $  5

The Bayard Firm                                                             $  6

Ernst & Young                                                               $  4

Carrigan Chambers Dansky                                                    $ 11

                                                                   -------------
                                                                           $ 201
                                                                   =============

NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.






                                   Exhibit 9

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                              INSURANCE POLICIES
                            AS OF OCTOBER 31, 1999

          TYPE OF POLICY                        TERM                 CARRIER             ANNUAL PREMIUM      FREQUENCY
          --------------                        ----                 -------             --------------      ---------
Package                                   8/1/99 - 5/1/00        The Rowley Agency            $54,975        Quarterly

TX Auto                                   8/1/99 - 5/1/00        The Rowley Agency             $6,652        Quarterly

Workers' Compensation                     8/1/99 - 5/1/00        The Rowley Agency            $69,344        Quarterly

CA Worker's Compensation                  8/1/99 - 5/1/00        The Rowley Agency             $8,565        Quarterly

Umbrella - $10 million                    8/1/99 - 5/1/00        The Rowley Agency             $6,955        Quarterly

Umbrella - $15 million                    8/1/99 - 5/1/00        The Rowley Agency             $5,375        Quarterly

Directors and Officers                    8/25/99-12/31/99   *** AON Risk Insurance          $110,000         Periodic

*** NOTE:  Will Be Extended








                                   Exhibit 10